[GFSB BANCORP, INC. LETTERHEAD]











September 30, 1997

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of GFSB Bancorp, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the corporate office of the Company located at 221 West Aztec Avenue, Gallup, New Mexico, on October 24, 1997, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                   Sincerely,


                                                   /s/Jerry R. Spurlin
                                                   Jerry R. Spurlin
                                                   President
                                                   GFSB Bancorp, Inc.
                                                   Gallup Federal Savings Bank

                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
                                 (505) 722-4361

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 1997
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GFSB Bancorp, Inc. ("the Company"), will be held at the corporate office of the Company located at 221 West Aztec Avenue, Gallup, New Mexico, on October 24, 1997, 10:00 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of three directors of the Company; and
         2. The ratification of the appointment of Neff & Company LLP., as independent auditors of the Company for the fiscal year ending June 30, 1998.

         The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/George S. Perce
                                     George S. Perce
                                     Secretary
Gallup, New Mexico
September 30, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GFSB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the corporate office of the Company located at 221 West Aztec Avenue, Gallup, New Mexico, on October 24, 1997, 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 30, 1997. The Company is the sole stockholder of Gallup Federal Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Neff & Company LLP., as independent auditors of the Company for the fiscal year ending June 30, 1998. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 15, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") held on the Record Date. As of the Record Date, the Company had 800,708 shares of Common Stock issued and outstanding.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.



                                                                                                         Percent of Shares of
                                                              Amount and Nature of                               Common Stock
Name and Address of Beneficial Owner                          Beneficial Ownership                            Outstanding
------------------------------------                          --------------------                       --------------------

Gallup Federal Savings Bank Employee Stock                          56,000(1)                                   7.00%
Ownership Plan
221 West Aztec Avenue, Gallup, New Mexico

Kennedy Capital Management, Inc.                                     54,500(2)                                  6.81%
10829 Olive Boulevard
St. Louis, Missouri 63141-7739

Charles L. Parker, Jr.                                               41,138                                     5.14%
221 West Aztec Avenue
Gallup, New Mexico

George S. Perce                                                      41,363                                     5.17%
221 West Aztec Avenue
Gallup, New Mexico

Richard C. Kauzlaric                                                 43,138                                     5.39%
221 West Aztec Avenue
Gallup, New Mexico

Vernon I. Hamilton                                                   41,138                                     5.14%
221 West Aztec Avenue
Gallup, New Mexico

All Directors and Executive Officers as a Group                     243,157(1)(3)                              30.00%
(10 persons)

----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directors is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 7,491 shares have been allocated under the ESOP to participant accounts.
(2) Information concerning this beneficial owner is based on a schedule 13G filed, on February 10, 1997, by Kennedy Capital Management, Inc. This beneficial owner maintains sole voting and dispositive power over the entire 54,500 shares of Common Stock reported.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 33,875 shares held by the Gallup Federal Savings Bank Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"). Trustees of the MSBP disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. Includes 3,908 shares of Common Stock allocated to executive officers under the ESOP which such individuals maintain shared voting and investment power over. Excludes 48,509 unallocated shares of Common Stock held under the ESOP for which certain individuals in the group serve as a member of the ESOP Committee or as ESOP Trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Mr. Jerry R. Spurlin filed a Form 5 in September 1997 for a transaction that was required to be reported by August 14, 1997. Mr. Richard C. Kauzlaric filed a Form 4 in December 1996 for a transaction that was required to be reported by November 10, 1996. Except as otherwise noted above, and based solely on the Company's review of Forms 3, 4, and 5 filed by officers, directors and 10% beneficial owner of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended June 30, 1997.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of George S. Perce, Michael P. Mataya, and Charles L. Parker, has a term of office expiring on the date of the Meeting. A second class, consisting of Wallace R. Phillips, and Richard C. Kauzlaric, has a term of office expiring at the annual meeting of stockholders to be held in 1998. A third class, consisting of Vernon I. Hamilton and James Nechero, Jr., has a term of office expiring at the annual meeting of stockholders to be held in 1999. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         George S. Perce, Michael P. Mataya, and Charles L. Parker have been nominated by the Board of Directors to serve as directors for three-year terms to expire in 2000. The nominees are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of the Common Stock beneficially owned. Each director of the Company is also presently a member of the Board of Directors of the Bank. The following table also sets forth the name, age, and the number and percentage of the Common Stock beneficially owned by the Company's and the Bank's executive officers.

                                                                                                           Shares of
                                                                                                            Common
                                                                    Year First          Current              Stock
                                                                    Elected or          Term to          Beneficially    Percent
Name and Position(s)(1)                             Age(2)         Appointed(3)         Expire             Owned(4)      of Class
-----------------------                             ------         ------------         ------             --------      --------

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Michael P. Mataya, Director                           47               1994               1997       11,138(5)(16)         1.39%

Charles L. Parker, Jr., Director and                  35               1994               1997       41,138(6)(7)(16)      5.14%
Treasurer of the Company

George S. Perce, Director and Secretary               58               1990               1997       41,363(7)(8)(16)      5.17%
of the Company, and Director, Treasurer
and Secretary of the Bank

                         DIRECTORS CONTINUING IN OFFICE

Wallace R. Phillips, D.D.S., Director                 75               1971               1998       15,506(7)(9)(16)      1.94%
and Chairman of the Board of the
Company

Richard C. Kauzlaric, Director and                    59               1983               1998       43,138(10)(16)        5.39%
Vice-Chairman of the Board of the
Company and Chairman of the Board of
the Bank

James Nechero, Jr., Director and                      63               1976               1999       31,073(11)(16)        3.88%
Assistant Secretary of the Company and
Vice Chairman of the Board of the Bank

Vernon I. Hamilton, Director                          67               1990               1996       41,138(12)(16)        5.14%

                               EXECUTIVE OFFICERS

Jerry R. Spurlin, President of the                    55                                             11,183(13)            1.40%
Company and Bank and Director of the
Bank

Marshall W. Coker, Chief                              40                                              1,160(14)               *%
Administrative Officer

William W. Head, Jr., Chief Lending                   57                                              6,320(15)               *%
Officer of the Bank

Total shares owned by directors and                                                                 243,157               30.00%
executive officers (10 persons)


(footnotes to table appear on following page)

(footnotes to table on prior page)
----------------------------------
*    Less than 1.0%.
(1) Unless otherwise indicated, individual serves in the disclosed position for both the Company and the Bank.
(2)  At June 30, 1997.
(3) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank, except Mr. Spurlin, became directors of the Company when it was incorporated in March 1995.
(4) For the purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or
     (2) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.
(5) Includes 9,832 shares held in a revocable trust for which Mr. Mataya is trustee and 493 shares held by Mr. Mataya's son in an IRA, which Mr. Mataya is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(6) Includes 20,000 shares owned by Mr. Parker's wife, which Mr. Parker is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(7) Excludes 48,509 unallocated shares of Common Stock held under the ESOP for which such individual serves as either an ESOP Trustee or as a member of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(8) Includes 2,211 shares held by Mr. Perce's IRA, 8,034 shares held pursuant to a defined benefit plan trust, 17,913 shares owned by Mr. Perce's wife and 2,199 shares held by Mr. Perce's wife in an IRA, which Mr. Perce is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(9) Includes 983 shares held by Dr. Phillips in an IRA and 3,385 shares held by Dr. Phillips' wife in an IRA, which Dr. Phillips is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(10) Includes 36,235 shares held in a revocable trust for which Mr. Kauzlaric serves as trustee, 4,023 shares held in Mr. Kauzlaric's IRA and 2,067 shares held by Mr. Kauzlaric's wife in an IRA, all of which Mr. Kauzlaric is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(11) Includes 6,000 shares held by Mr. Nechero's IRA and 10,000 shares held by Mr. Nechero's son, which Mr. Nechero is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(12) Includes 16,126 shares held by Mr. Hamilton in an IRA, 3,874 shares held by Mr. Hamilton's wife in an IRA and 20,000 shares owned by Vernon Hamilton Construction Company, which Mr. Hamilton is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 813 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(13) Includes 25 shares owned by Mr. Spurlin's wife, 1,635 shares held in Mr. Spurlin's IRA, 2,682 shares allocated to Mr. Spurlin's account under the ESOP, which Mr. Spurlin is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 1,140 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(14) Includes 950 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(15) Includes 4,970 shares held in Mr. Head's IRA, which Mr. Head is deemed to beneficially own because he indirectly shares voting and investment power over such shares. Also includes 950 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(16) Excludes 33,875 shares held under the MSBP for which all members of the Board of Directors serve as trustee and maintain shared voting and dispositive power over such shares.

Biographical Information on Directors and Executive Officers

         Set forth below is certain information with respect to the directors of the Company. All directors have held their present positions for five years unless otherwise stated.

         Wallace R. Phillips, D.D.S. is Chairman of the Board of Directors of the Company and has served as Director of the Bank since 1971. Dr. Phillips is a retired dentist. He currently serves as Commissioner of the Gallup Municipal Airport.

         James Nechero, Jr. serves as Assistant Secretary of the Company and has served as a Director of the Bank since 1976 and became the Vice-Chairman of the Board of Directors of the Bank in 1989. Mr. Nechero is the President of Eagle Energy, Inc., a real estate investment company and is a member of the New Mexico Amigos.

         Richard C. Kauzlaric has served as Chairman of the Board of Directors of the Bank since 1989 and as a Director since 1983. He is Vice-Chairman of the Board of Directors of the Company. Mr. Kauzlaric is President of Bubany Insurance Agency, Inc. He is President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University, Past President of New Mexico Amigos, and a sustaining member of the Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup.

         George S. Perce currently serves as Secretary of the Company and has served as Director of the Bank since 1990 and has been its Secretary and Treasurer for four years. Mr. Perce is the owner of Perce Engineering, a professional engineering and surveying company, and Perce Farms of Deming, a producing pecan grove.

         Vernon I. Hamilton has served as Director of the Bank since 1990. Mr. Hamilton is President of V.I. Hamilton Construction Co., Inc. Mr. Hamilton is a member of the United Methodist Church, Elks, BPOE, the Masons, and the Community Concert Association.

         Charles L. Parker, Jr. serves as Treasurer of the Company and was elected Director of the Bank in August of 1994. Mr. Parker is President of Sanders Trading Corp. and Twin Lakes Trading Corp., and he is an employee of Thriftway Marketing Corp. Mr. Parker is currently a member of the New Mexico Amigos.

         Michael P. Mataya was elected Director of the Bank in August of 1994. Mr. Mataya is President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is President of the Gallup Shrine Club, a member of the Royal Order of Jesters and Director of the New Mexico Petroleum Marketers Association.

         Jerry R. Spurlin has been with the Bank since September of 1990 and has served as President since February 1991. Mr. Spurlin was elected Director of the Bank in March of 1995. Previously, he was an Executive Vice President, Senior Vice President and Vice President at a financial institution in Alamogordo, New Mexico. He has served twice as President of the Gallup-McKinley County Chamber of Commerce, and is the Chairman of the Administrative Council for the First United Methodist Church of Gallup. Mr. Spurlin is Secretary/ Treasurer of New Mexico Western University Gallup Foundation, a former director of the Gallup Downtown Development Group and President Elect of the Gallup Rotary Club. He is a director of the Navajo Partnership for Housing.

         William W. Head, Jr. joined the Bank as Chief Lending Officer on November 1, 1995. Prior to that, Mr. Head was a lawyer in private practice for 30 years, with emphasis the last 20 years in banking, commercial, real estate and probate law. He has been a member of the Board of Directors and President of the Inter-Tribal Indian Ceremonial Association. He is a director of the Housing Authority of the City of Gallup.

         Marshall W. Coker has been with the Bank since October of 1995 as Chief Administrative Officer. Previously, Mr. Coker was a Vice President and an Assistant Vice President at a financial institution in Albuquerque, New Mexico. Prior to Mr. Coker's experience at New Mexico financial institutions, he worked for the Office of Thrift Supervision as an Examiner and a Corporate Analyst. While with the Office of Thrift Supervision, Mr. Coker earned the distinction as a Federal Thrift Regulator. He is a member of the First Baptist Church of Gallup and the Kiwanis Club of Gallup.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended June 30, 1997, the Board of Directors of the Company held 6 regular meetings and 7 special meetings and the Board of Directors of the Bank held 12 regular meetings and 12 special meetings. With the exception of Director Mataya, no director attended fewer than 75% of the aggregate of: (1) the total meetings of the Board of Directors of the Bank and the Company and (2) the total number of meetings held by all committees on which such director served during the fiscal year ended June 30, 1997.

         The Company's full Board of Directors acts as a non-standing nominating committee ("Nominating Committee") for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's Certificate of Incorporation and Bylaws, established any procedures for this purpose. During the fiscal year ended June 30, 1997, the Board of Directors met once as the Nominating Committee.

         The Executive Committee of the Bank consists of Directors Kauzlaric, Nechero, Perce and Spurlin. The Executive Committee met 21 times during the fiscal year ended June 30, 1997 and exercises the powers of the Board of Directors between meetings of the Board of Directors.

         The Personnel and Compensation Committee of the Bank, a standing committee, consists of Directors Parker, Perce, Phillips, and Spurlin. The Personnel and Compensation Committee meets as needed to review all personnel matters. As a member of the Personnel and Compensation Committee, Mr. Spurlin does not act on matters related to his compensation. The Personnel and Compensation Committee met three times during the fiscal year ended June 30, 1997.

         The Audit/Investment Committee of the Bank, a standing committee, is comprised of Messrs. Parker, Kauzlaric, Nechero and Spurlin. The Audit/Investment Committee meets monthly to select independent auditors and to review audit reports. The Audit/Investment Committee further meets to review and approve internal controls for financial reporting. The Audit/Investment Committee met 12 times during the fiscal year ended June 30, 1997.

Stockholder Nominations

         Pursuant to the Company's Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in the Company's Certificate of Incorporation. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

         Such stockholder's notice shall set forth all the information required by the Company's Certificate of Incorporation. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Certificate of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Certificate of Incorporation, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Director Compensation

         Each member of the Board of Directors of the Company receives an annual retainer of $1,200 plus $100 per regular or special board meeting attended. Each member of the Board of Directors of the Bank who attends a minimum of ten regular meetings receives an annual fee of $12,000. The Chairman of the Board of the Bank receives an additional fee of $3,000. Committee members receive fees of $100 per meeting attended. Three former directors receive Advisory Director fees of $250 per month. No Board or Committee fees are paid to Board members who are also employees. During the fiscal year ended June 30, 1997, the Company paid a total of $122,950 in director fees.

         Stock Awards. On January 5, 1996, the stockholders of the Company approved the GFSB Bancorp, Inc. 1995 Stock Option Plan ("1995 Stock Option Plan") and the Gallup Federal Savings Bank Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Phillips, Kauzlaric, Nechero, Hamilton, Mataya, Parker, and Perce, received (as of the date of stockholder approval) options to purchase 4,066 shares of Common Stock under the 1995 Stock Option Plan and 1,626 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors will be first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Similarly, restricted stock granted to the above named directors will vest 20% one year from the date of grant and 20% annually thereafter.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Company for the fiscal years provided below. No executive officer of the Company or the Bank had a salary and bonus during the year ended June 30, 1997 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                                                Long Term Compensation
                                               Annual Compensation                                     Awards
                                      ---------------------------------------     --------------------------------------------------
                                                                                                     Securities
                                                                                    Restricted       Underlying
Name and                                                      Other Annual            Stock           Options/           All Other
Principal Position        Year         Salary       Bonus    Compensation(1)       Awards($)(2)        SARs(#)         Compensation
-------------------      ------        ------       -----    ---------------       ------------       ---------        ------------

Jerry R. Spurlin          1997     $  66,833         $ 0         $6,000                $ --               --            $37,302(4)
President                 1996     $  65,032         $ 0         $6,000            $41,625 (3)          5,700           $12,994(5)
                          1995     $  64,097       $15,000       $6,000                 0                 0             $ 5,221(6)

--------------------
(1) Represents annual automobile allowance. Except as otherwise disclosed, there were no (a) perquisites over the lesser of $50,000 or 10% of any of the Named Executive Officer's total salary and bonus for the year;
         (b)  payments  of  above-market   preferential   earnings  on  deferred
         compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) At June 30, 1997, Mr. Spurlin had 2,400 shares of restricted stock in the aggregate which had a total value of $45,600 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the fiscal year). Dividends will be paid on the restricted stock awarded.
(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) Includes $1,582 of health and life insurance paid on behalf of Mr. Spurlin and an allocation of 1,880 shares of Common Stock under the Bank's ESOP for fiscal year 1997, valued at $35,720 (based upon the Common Stock's closing market price of $19.00 on June 30, 1997).
(5) Includes $1,582 of health and life insurance paid on behalf of Mr. Spurlin, and an allocation of 801 shares of Common Stock under the Bank's ESOP for fiscal year 1996, valued at $11,412 (based upon the Common Stock's closing market price of $14.25 on June 30, 1996).
(6) Consists of approximately $3,591 of contributions by the Company to the Company's tax-qualified defined contribution plan on behalf of Mr. Spurlin and $1,631 of health and life insurance premiums paid on behalf of Mr. Spurlin.

Other Benefits

1995 Stock Option Plan

         The purpose of the 1995 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1995 Stock Option Plan became effective on January 5, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1995 Stock Option Plan.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------------------
                                                                      Number of Securities
                                                                     Underlying Unexercised          Value of Unexercised
                                    Shares                                Options/SARs             in-the-Money Options/SARs
                                  Acquired on         Value            at Fiscal Year-End             at Fiscal Year-End
                                   Exercise         Realized                  (#)                             ($)
            Name                      (#)              ($)         Exercisable/Unexercisable       Exercisable/Unexercisable
-------------------------  -------------------  ---------------  -----------------------------  --------------------------------

Jerry R. Spurlin                       0             $0                 1,140 / 4,560                  $5,843 / $23,370 (1)



---------------
(1) Based upon an exercise price of $13.875 per share versus a closing price of $19.00 at June 30, 1997.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms including collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of collectibility, nor present other unfavorable features. In addition loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. However, as part of the Bank's compensation program, the Bank sets the interest rate for loans approved for full-time employees, officers and directors for personal, non-business purposes at a rate which is 1% lower than the rate for non-employees for the same type of loan, as long as the resulting interest rate is not lower than the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, or directors of the Bank.

         As of June 30, 1997, the Bank's directors and executive officers had loans outstanding from the Bank with current balances of $922,282 in the aggregate or approximately 14.0% of retained earnings. All such loans were made in the ordinary course of business and do not have favorable terms nor involve more than the normal risk of collectibility or present unfavorable features.

         Except as noted below, no directors or executive officers were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1997. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1997 in which (1) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         Set forth below is certain information as of June 30, 1997, relating to loans given to executive officers and directors who had aggregate outstanding loan balances with the Bank of $60,000 or greater.

                                                                                               Prevailing
                                                                   Original        Interest      Rate at                 Unpaid
  Name of Officer of                                 Date            Loan            Rate        Time of     Employee    Balance
       Director              Type of Loan         Originated        Amount          On Note       Loan         Rate      06/30/97
      ----------         ----------------------   -----------       -------        ---------     ------       ------     --------

James Nechero, Jr.       Home Mortgage             09/16/93          $50,000        6.75%        6.75%        6.75%        $31,693
Nechero Ltd. Co.         Equip. Lease/Purch.       01/12/95         $202,649       11.30%       11.30%       11.30%       $146,879
Nechero Ltd. Co.         Equip. Lease/Purch.       05/01/95          $26,886       11.32%       11.32%       11.32%        $20,606

Michael P. Mataya                                  02/20/92         $125,000        8.00%        8.00%        7.00%       $104,913
  Revocable Trust        Home Mortgage
Michael Mataya           Automobile                01/29/97          $25,000       10.00%       10.00%       10.00%        $25,000

Jerry R. Spurlin         Automobile                07/03/95          $22,393        8.95%        8.95%        8.50%        $14,997
Jerry R. Spurlin         Home Mortgage             12/03/93         $121,500        6.75%        6.75%        6.50%       $103,235
Jerry R. Spurlin         Home Equity LOC           04/23/97          $17,000        7.75%(1)     7.75%(1)     6.75%(1)     $14,900

Marshall W. Coker        Home Mortgage             02/12/96         $122,250        7.25%        7.25%        6.50%       $120,670
Marshall W. Coker        CD Secured                04/30/97          $30,506        7.50%        7.50%        6.50%        $30,506

William W. Head          Automobile                03/04/96          $19,737        9.00%        9.00%        8.00%        $14,263
William W. Head          Home Mortgage             01/26/95          $95,000        7.00%        7.00%        6.50%        $86,633
William W. Head          Home Equity LOC           06/25/97          $25,000        7.75% (1)    7.75%(1)     6.75%(1)      $5,976


---------------
(1) The Bank offers to the public a Hometown Advantage Home Equity Line of Credit at an initial fixed rate of 7.75% for the first six months. At the end of six months the rate converts to a variable rate 1.5% over the Wall Street Journal Prime. Therefore the rate on these two loans will convert to a variable rate 0.5% over the Wall Street Journal Prime six months after they were opened.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         On March 12, 1997, the board of directors of the Company determined to engage Neff & Company LLP. as its independent auditors for the fiscal year ended June 30, 1998. On March 12, 1997, the Company orally notified Atkinson & Co., Ltd. ("Atkinson"), its independent auditors for the fiscal year ended June 30, 1997 and for the fiscal years ended June 30, 1996 and 1995, of this determination and that Atkinson would not be engaged for the fiscal year ending June 30, 1998 but that Atkinson remained engaged for the fiscal year ended June 30, 1997 and that the Company expected that Atkinson would issue a report for the fiscal year ended June 30, 1997. The determination to replace Atkinson was recommended by the audit committee and approved by the full board of directors of the Company.

         The report of Atkinson for the fiscal years ended June 30, 1995 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1995 and 1996 and during the period from June 30, 1996 to March 12, 1997, there were no disagreements between the Company and Atkinson concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Board of Directors has approved the selection of Neff & Company LLP., as its auditors for the fiscal year ending June 30, 1998, subject to ratification by the Company's stockholders. No representatives from Atkinson or Neff & Company LLP. will be attending the Meeting and as a result, such representatives will not be available to make a statement or answer questions at the Meeting. Ratification of the appointment of the auditors requires the approval of a majority of the votes cast on this matter by the stockholders of the Company at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF NEFF & COMPANY LLP., AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended June 30, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Company's 1997 Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

         Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended June 30, 1997. Upon written request and a payment of a copying charge, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to the Secretary, GFSB Bancorp, Inc., 221 West Aztec Avenue, Gallup, New Mexico 87301.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 221 West Aztec Avenue, Gallup, New Mexico 87301, no later than June 1, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. It is urged that any such proposals be sent certified mail, return receipt requested.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.



                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/George S. Perce
                                           George S. Perce
                                           Secretary
Gallup, New Mexico
September 30, 1997

[__]  PLEASE MARK VOTES                                     REVOCABLE PROXY
      AS IN THIS EXAMPLE                                   GFSB BANCORP, INC.

-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 October 24, 1997
-------------------------------------------------------------------------------

                                                                                                                       With- For All
                                                                                                                 For   hold  Except
      The undersigned hereby appoints the Board of Directors of GFSB      1.  The election as director of all   [__]  [__]  [__]
Bancorp, Inc. ("Company"),  or its designee, with full powers of              all nominees listed below, each
substitution,  to act as attorneys and proxies for the undersigned,            for a three year term (except
to vote all shares of Common Stock of the Company which the undersigned        as marked to the contrary:
is entitled to vote at the 1997 Annual Meeting of Stockholders
("Meeting"),  to be held at the corporate offices of the Company               George S. Perce
located at 221 West Aztec Avenue, Gallup, New Mexico on October 24,            Michael P. Mataya
1997, at 10:00 a.m. and at any and all adjournments thereof, in the            Charles L. Parker, Jr.
following manner:
                                                                           INSTRUCTION: To withhold authority to vote for any
                                                                           individual nominee, mark "For All Except" and write
                                                                           that nominee's name in the space provided brlow.
                                                                           ---------------------------------------------------------

                                                                                                               For  Against  Abstain
                                                                           2.  The ratification of the         [__]  [__]     [__]
                                                                               appointment of Neff &
                                                                               Company LLP as independent
                                                                               auditors of GFSB Bancorp, Inc.,
                                                                               for the fiscal year
                                                                               ending June 30, 1998.

                                                                           PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING  [__]

                                                                           In their  discretion,  such  attorneys and proxies are
                                                                           authorized to vote any other business that may properly
                                                                           come before the Meeting or any adjournments thereof.

                                                                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE
                                                                           ABOVE LISTED PROPOSITIONS.

Please be sure to sign and date         | Date                        |    Please sign exactly as your name appears on this proxy.
  This Proxy in the box below.          |                             |    When signing as attorney, executor, administrator,
_______                                 |                             |    trustee or guardian, please give your full title.  If
|                                                                     |    shares are held jointly, each holder should sign.
|                                                                     |
|_______Stockholder sign above______Co-holder (if any) sign above_____|    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.




--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.


                               GFSB BANCORP, INC.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above-signed may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a proxy statement dated September 30, 1997.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GFSB Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------